Exhibit 10.4
FURNITURE BRANDS INTERNATIONAL, INC.
2008 INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT
     Furniture Brands International, Inc., a Delaware corporation (the “Company”), hereby grants stock relating to shares of its common stock, no par value (the “Common Stock”), to the individual named below as the Grantee. The terms and conditions of the grant are set forth in this Agreement and in the Furniture Brands International, Inc. 2008 Incentive Plan (the “Plan”).
Grant Date:                                         , 20___ (the “Grant Date”)

Name of Grantee:

Grantee’s Social Security Number:

Number of Shares of Stock Covered by Grant:
     By signing this cover sheet, you agree to all of the terms and conditions described in this Agreement and in the Plan, a copy of which is being provided with this Agreement. You acknowledge that you have carefully reviewed the Plan and agree that the Plan will control in the event any provision of this Agreement should appear to be inconsistent with the terms of the Plan.

GRANTEE:

[Name]

COMPANY:

By:

Title:

FURNITURE BRANDS INTERNATIONAL, INC.
2008 INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT

Restricted Stock	This grant is an award of Common Stock in the number of shares set forth on the cover sheet (the “Shares”), subject to the vesting conditions described below (“Restricted Stock”). To the extent not yet vested, your Restricted Stock may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the Restricted Stock be made subject to execution, attachment or similar process.

Definitions	“Cause,” “Change in Control,” “Disability,” “Retirement,” and “Service” shall have the meaning assigned to such terms in Appendix A to this Agreement.

Vesting	Your right to the shares of Common Stock under this Restricted Stock grant vests as follows: [Insert Vesting Schedule].

Forfeiture of Stock	In the event that your Service with the Company terminates for any reason other than your death, Disability or Retirement, you will forfeit to the Company all of the Shares subject to this grant that have not yet vested. Any Shares of Restricted Stock that are forfeited shall be returned to the Company and cancelled, and all of your rights to those shares will terminate, without any payment of consideration by the Company.

In the event that your Service with the Company terminates due to your death, Disability or Retirement, any unvested shares of Restricted Stock will vest pro-rata. The pro rata portion of the Restricted Stock that will become fully vested will be determined by multiplying the additional number of shares of Restricted Stock that would have become vested (but for the termination) on the next vesting date following the date your Service terminates by a fraction, the numerator of which shall be the number of full months that have elapsed from the last vesting date immediately preceding the termination of Service and the denominator of which shall be the number of full months in the period from the last vesting date to the next vesting date.

Ownership of Restricted Stock	The Company will issue Shares of Restricted Stock in your name in the form of an entry into a share memo account with the Company’s stock transfer agent on the Grant Date. The account will show that the Shares are subject to the restrictions described herein. Subject to the terms and conditions described herein, you shall be entitled to all the rights of beneficial ownership of the Shares while they are held in the share memo account, including the right to vote the Shares and to receive dividends, subject to the requirements set forth herein, if, as and when declared by the Company’s Board of Directors.

Any distributions you receive as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be deemed to be a part of the Restricted Stock and subject to the same conditions and restrictions applicable thereto. The Company may in its sole discretion require any dividends paid on the Restricted Stock to be reinvested in shares of Stock, which the Company may in its sole discretion deem to be a part of the shares of Restricted Stock and subject to the same conditions and restrictions applicable thereto.

Until the restrictions have lapsed or the Shares are forfeited and cancelled, the Shares shall be held in the share memo account and you shall not be entitled to receive certificates representing the Shares. After the Restrictions have lapsed with respect to Shares, you (or, in the case of your death or Disability, your legal representatives, legatees, distributees or guardian) shall have the right to have such Shares certificated and transferred in accordance with the transfer agent’s procedures generally applicable to all stockholders.

In order to facilitate the transfer back to the Company of any Shares of Restricted Stock that are forfeited and cancelled as described herein, you must sign and deliver the stock power, attached hereto as Exhibit A, for the Shares to the Company’s Compensation Director. Upon the forfeiture of Shares, such Shares of Restricted Stock will be transferred back to the Company pursuant to such stock power and cancelled.

Change in Control	Notwithstanding anything herein to the contrary, upon the occurrence of a Change in Control, all Shares of Restricted Stock that (but for the application of this clause) have not vested at the time of the occurrence of such Change in Control event shall vest immediately.

Withholding	You must pay any taxes that are required to be withheld by the Company. You may pay such amounts in cash or make other arrangements satisfactory to the Company for the payment of such amounts. You agree that if you do not pay, or make arrangements for the payment of, such amounts, the Company, to the fullest extent permitted by law, shall have the right to deduct such amounts from any payments of any kind otherwise due to you and shall have the right to withhold from Shares of Restricted Stock for which restrictions have lapsed the number of Shares having an aggregate market value at that time equal to the amount you owe.

Section 83(b) Election	Under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), the difference between the purchase price paid for the Shares of Restricted Stock and their fair market value on the date any forfeiture restrictions applicable to such Shares lapse will be reportable as ordinary income at that time. For this purpose, “forfeiture restrictions” include the forfeiture of unvested Shares of Restricted Stock that is described above. You may elect to be taxed at the time the Shares are acquired, rather than when such Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Grant Date. You will have to make a tax payment to the extent the purchase price is less than the fair market value of the Shares on the Grant Date. No tax payment will have to be made to the extent the purchase price is at least equal to the fair market value of the Shares on the Grant Date. The form for making this election is attached as Exhibit B hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you (in the event the fair market value of the shares as of the vesting date exceeds the purchase price) as the forfeiture restrictions lapse.

YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE ANY 83(b) ELECTION.

Right of Recapture	If, at any time, within one year after the date that the Shares vest (the “Realization Event”), the Committee (as defined in the Plan) determines in its discretion that the Company has been materially harmed by you, whether such harm (a) results in your termination or deemed termination of Service for Cause or (b) results from any activity of yours determined by the Committee to be in competition with any activity of the Company, or otherwise prejudicial, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by you from the Shares of Restricted Stock shall be paid by you to the Company upon notice from the Company. Such gain shall be determined as of the date of the Realization Event, without regard to any subsequent change in the Fair Market Value of shares of the Company’s Common Stock. To the extent allowed by applicable law, the Company shall have the right to offset such gain against any amounts otherwise owed to you by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

Retention Rights	This Agreement does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company (and any subsidiaries) reserves the right to terminate your Service at any time and for any reason.

Adjustments	In the event of any stock dividend, stock split, combination or exchange of shares, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), recapitalization or other change in the capital structure of the Company, or other corporate transaction, the number of Shares of Restricted Stock covered by this grant will be adjusted by the Committee in accordance with the terms of the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

Consent to Electronic Delivery	The Company may choose to deliver certain statutory materials relating to the Plan in electronic form. By accepting this grant you agree that the Company may deliver the Plan prospectus and the Company’s annual report to you in an electronic format. If at any time you would prefer to receive paper copies of these documents, as you are entitled to receive, the Company would be pleased to provide copies. Please contact the Plan Administrator to request paper copies of these documents.

Amendments	No amendment to this Agreement may impair your rights under this Agreement without your consent.

The Plan	The text of the Plan is incorporated in this Agreement by reference. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this grant of Restricted Stock. Any prior agreements, commitments or negotiations concerning this grant are superseded. The Plan will control in the event any provision of this Agreement should appear to be inconsistent with the terms of the Plan.
By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

Appendix A
1. For the purpose of this Agreement, “Cause” shall mean (a) your conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) your conduct related to your Service for which either criminal or civil penalties against you or the Company may be sought; (c) material violation of the Company’s policies, including the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; or (d) serious neglect or misconduct in the performance of your duties for the Company or willful or repeated failure or refusal to perform such duties. Any rights the Company may have in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with you or at law or in equity. Any determination of whether your Service is (or is deemed to have been) terminated for Cause shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties. If, subsequent to your termination of Service (whether voluntary or involuntary) without Cause, it is discovered that your Service could have been terminated for Cause, your Service shall be deemed to have been terminated for Cause. Your termination of Service for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.
2. For the purpose of this Agreement, “Change in Control” means the first to occur of any of the following events:
i.	any person (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including the securities beneficially owned by such person or any securities acquired directly from the Company or its affiliates, other than in connection with the acquisition by the Company or its affiliates of a business) representing 35% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding securities; or

ii.	the majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

iii.	the consummation of a merger or consolidation of the Company with any other entity, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, 60% or more of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including the securities beneficially owned by such person or any securities acquired directly from the Company or its affiliates, other than in connection with the acquisition by the Company or its affiliates of a business) representing 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding securities; or

iv.	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, 60% or more of the combined voting power of the voting securities of which is owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.
          Notwithstanding the foregoing, no “Change in Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.
          For purposes of this definition, “beneficial ownership” shall be determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.
4. For the purpose of this Agreement, “Disability” shall mean you are permanently and totally disabled and unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve months. The existence of a Disability shall be determined by the Committee in its sole discretion.
5. For the purpose of this Agreement, “Retirement” shall mean your termination of Service on or after attaining age 55 and completing 5 years of service with the Company.
6. For the purpose of this Agreement, “Service” shall mean service as an employee, officer or director of the Company or any subsidiary of the Company.

EXHIBIT A
STOCK POWER
     FOR VALUE RECEIVED,                      sells, assigns and transfers to Furniture Brands International, Inc., a Delaware corporation (the “Company”),                      (                      ) shares of common stock of the Company represented by Certificate No. and does hereby irrevocable constitute and appoint                     , Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.
Dated:                     , 20____

Print Name

Signature
Spouse Consent (if applicable)
                                         (spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the shares of common stock of the Company.

Signature
INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO FACILITATE THE TRANSFER BACK TO THE COMPANY OF ANY SHARES OF RESTRICTED STOCK THAT ARE FORFEITED AND CANCELLED AS SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON YOUR PART.

EXHIBIT B
ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE
The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1. The name, address and social security number of the undersigned:

Name:
Address:

Social Security No.:

2. Description of property with respect to which the election is being made:                                         shares of common stock, no par value per share, Furniture Brands International, Inc., a Delaware corporation, (the “Company”).
3. The date on which the property was transferred is                                         , 20 ___.
4. The taxable year to which this election relates is calendar year 20___.
5. Nature of restrictions to which the property is subject: The shares of stock are subject to the provisions of a Restricted Stock Agreement between the undersigned and the Company. The shares of stock are subject to forfeiture under the terms of the Agreement.
6. The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $                                   per share, for a total of $                                         .
7. The amount paid by taxpayer for the property was $ 0.
8. A copy of this statement has been furnished to the Company.
     Dated:                                         , 20___.

Print Name

Signature
PROCEDURES FOR MAKING ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(b):
The following procedures must be followed with respect to this form for making an election under Internal Revenue Code section 83(b) in order for the election to be effective:
1. You must file one copy of the completed election form with the IRS Service Center where you file your federal income tax returns within 30 days after the Grant Date of your Restricted Stock.
2. At the same time you file the election form with the IRS, you must also give a copy of the election form to the Secretary of the Company.
3. You must file another copy of the election form with your federal income tax return (generally, Form 1040) for the taxable year in which the stock is transferred to you.

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